UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 15, 2016

BULK STORAGE SOFTWARE, INC.
Exact name of Registrant as Specified in its Charter

Colorado	333-168328	26-1244643
(State or Other Jurisdiction	(Commission File	(IRS Employer Identification
of Incorporation)	Number )	Number)

10790 Glengate Loop
Highlands Ranch, Colorado	80130
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (303)-862-6857

Not Applicable
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or Completed Interim Review

On January 14, 2016 the Registrant erroneously filed Report 10-K for the year ended September 30, 2015 before the audit by Anton & Chia, LLP, the Registrant’s independent registered public accounting firm, was approved by them.  Communication was not clear and it was mistakenly submitted.  Anton & Chia, LLP is completing their audit and the Company will file an amendment as soon as possible.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 15, 2016	/s/	Geoffrey Gibbs
Geoffrey Gibbs
President, Secretary, Treasurer and Director

Dated: January 15, 2016	/s/	Matthew Milonas
Matthew Milonas
Chief Operating Officer